Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                     NOVEMBER 1997

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The  amounts  below are for a Single  Certificate  of $1,000.

     i)   The amount of such distribution allocable to principal:

        Class 1-A1....$       0.00000000       Class 2-A1...$     26.84608830
        Class 1-A2....$       0.00000000       Class 2-A2...$      0.00000000
        Class 1-A3....$       0.00000000       Class 2-A3...$      0.00000000
        Class 1-A4....$      18.65950257       Class 2-A4...$      0.00000000
        Class 1-A5....$      11.62501790       Class 2-A5...$      9.55953224
        Class 1-A6....$      12.06286493       Class 2-A6...$     60.79198609
        Class 1-A7....$       5.40437090       Class 2-A7...$      3.26940111
        Class 1-A8....$     217.45873333       Class 2-PO...$      3.44855651
        Class 1-A9....$     217.45872667       Class 2-M....$      3.26934847
        Class 1-A10...$     420.27773167       Class 2-B1...$      3.26935210
        Class 1-A11...$      29.31338680       Class 2-B2...$      3.26935210
        Class 1-A12...$       0.00000000       Class 2-B3...$      3.26933971
        Class 1-A13...$       0.00000000       Class 2-B4...$      3.26937069
        Class 1-A14...$       0.00000000       Class 2-B5...$      3.27091850
        Class 1-A15...$       0.00000000
        Class 1-A16...$       0.72483405
        Class 1-A17...$       0.72483333
        Class 1-PO....$       3.35148757
        Class 1-M.....$       0.72483180
        Class 1-B1....$       0.72483233
        Class 1-B2....$       0.72483233
        Class 1-B3....$       0.72483126
        Class 1-B4....$       0.72483728
        Class 1-B5....$       0.72436605
        Class 1-R.....$       0.00000000
        Class 1-RL....$       0.00000000

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     Principal   Prepayments  included  in  the  above  principal   distribution
     (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

        Class 1-A1....$       0.00000000    Class 2-A1.....$        21.89932439
        Class 1-A2....$       0.00000000    Class 2-A2.....$         0.00000000
        Class 1-A3....$       0.00000000    Class 2-A3.....$         0.00000000
        Class 1-A4....$......18.02543904    Class 2-A4.....$         0.00000000
        Class 1-A5....$......11.22999130    Class 2-A5.....$         7.79805591
        Class 1-A6....$      11.65295996    Class 2-A6.....$        49.59021996
        Class 1-A7....$       5.22072643    Class 2-A7.....$         2.66696864
        Class 1-A8....$     210.06932664    Class 2-PO.....$         2.81311217
        Class 1-A9....$     210.06932021    Class 2-B1.....$         0.00000000
        Class 1-A10...$     405.99638719    Class 2-B2.....$         0.00000000
        Class 1-A11...$      28.31729649    Class 2-B3.....$         0.00000000
        Class 1-A12...$       0.00000000    Class 2-B4.....$         0.00000000
        Class 1-A13...$       0.00000000    Class 2-B5.....$         0.00000000
        Class 1-A14...$       0.00000000
        Class 1-A15...$       0.00000000
        Class 1-A16...$       0.70020366
        Class 1-A17...$       0.70020296
        Class 1-PO....$       3.23760157
        Class 1-M.....$       0.00000000
        Class 1-B1....$       0.00000000
        Class 1-B2....$       0.00000000
        Class 1-B3....$       0.00000000
        Class 1-B4....$       0.00000000
        Class 1-B5....$       0.00000000
        Class 1-R.....$       0.00000000
        Class 1-RL....$       0.00000000

     ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

          Class 1-A1.....$            5.41666665                  6.50000000%
          Class 1-A2.....$            5.62499995                  6.75000000%
          Class 1-A3.....$            6.24999976                  7.50000000%
          Class 1-A4.....$            5.26721120                  7.00000000%
          Class 1-A5.....$            5.84447564                  7.50000000%
          Class 1-A6.....$            5.82920183                  7.50000000%
          Class 1-A7.....$            3.71667634                  7.50000000%
          Class 1-A8.....$            1.87526667                  6.93750000%
          Class 1-A9.....$            2.78756000                 10.31250000%
          Class 1-A10....$            3.91814763                  7.50000000%
          Class 1-A11....$            5.60391240                  7.50000000%
          Class 1-A12....$            6.25000064                  7.50000000%
          Class 1-A13....$            6.45833333                  7.75000000%
          Class 1-A14....$            5.00000000                  6.00000000%

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          Class 1-A15....$            0.00000000                  7.50000000%
          Class 1-A16....$            6.21087762                  7.50000000%
          Class 1-A17....$            6.21087667                  7.50000000%
          Class 1-S......$            0.21759863                  0.31708300%
          Class 1-M......$            6.21087710                  7.50000000%
          Class 1-B1.....$            6.21087719                  7.50000000%
          Class 1-B2.....$            6.21087275                  7.50000000%
          Class 1-B3.....$            6.21087478                  7.50000000%
          Class 1-B4.....$            6.21079882                  7.50000000%
          Class 1-B5.....$            6.21084791                  7.50000000%
          Class 1-R......$            0.00000000                  7.50000000%
          Class 1-RL.....$            0.00000000                  7.50000000%
          Class 2-A1.....$            4.79427512                  7.00000000%
          Class 2-A2.....$            5.41666641                  6.50000000%
          Class 2-A3.....$            5.41666667                  6.50000000%
          Class 2-A4.....$            5.83333244                  7.00000000%
          Class 2-A5.....$            5.56341506                  7.00000000%
          Class 2-A6.....$            3.67223751                  7.00000000%
          Class 2-A7.....$            5.68711556                  7.00000000%
          Class 2-S......$            0.34239952                  0.48976800%
          Class 2-M......$            5.68711435                  7.00000000%
          Class 2-B1.....$            5.68710956                  7.00000000%
          Class 2-B2.....$            5.68710956                  7.00000000%
          Class 2-B3.....$            5.68715080                  7.00000000%
          Class 2-B4.....$            5.68710324                  7.00000000%
          Class 2-B5.....$            5.68716302                  7.00000000%

     iii) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                       Pool 1        Pool 2
                                                       ------        ------
                                                  $     89,929.19 $    18,626.23

(b) The amounts below are for the aggregate of all certificates.

     iv)  The Pool Scheduled Principal Balances:  $411,397,279.43 $79,919,215.65
          Number of Mortgage Loans:                         1,418            266

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                            Aggregate              Single
                                        Principal Balance    Certificate Balance
                                        -----------------    -------------------
          Class 1-A1........            $   51,348,218.00    $        1,000.00
          Class 1-A2........            $   65,627,405.00    $        1,000.00
          Class 1-A3........            $    5,215,005.00    $        1,000.00
          Class 1-A4........            $   52,416,385.15    $          884.29
          Class 1-A5........            $   23,254,482.08    $          923.49
          Class 1-A6........            $   17,261,815.83    $          920.61
          Class 1-A7........            $   95,659,176.32    $          996.27

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          Class 1-A8........            $      801,837.66    $          106.91
          Class 1-A9........            $      160,367.53    $          106.91
          Class 1-A10.......            $    1,971,716.71    $          206.63
          Class 1-A11.......            $   21,682,814.56    $          867.31
          Class 1-A12.......            $    5,886,977.00    $        1,000.00
          Class 1-A13.......            $    1,752,000.00    $        1,000.00
          Class 1-A14.......            $      292,000.00    $        1,000.00
          Class 1-A15.......            $            0.00    $            0.00
          Class 1-A16.......            $   41,706,654.60    $          993.02
          Class 1-A17.......            $    2,979,046.76    $          993.02
          Class 1-PO........            $    1,020,974.04    $          974.63
          Class 1-S.........            $  362,509,707.30    $        2,175.93
          Class 1-M.........            $    8,944,091.39    $          993.02
          Class 1-B1........            $    4,471,549.19    $          993.02
          Class 1-B2........            $    4,471,549.19    $          993.02
          Class 1-B3........            $    2,236,271.10    $          993.02
          Class 1-B4........            $      671,278.52    $          993.02
          Class 1-B5........            $    1,565,663.80    $          993.02
          Class 1-R.........            $            0.00    $            0.00
          Class 1-RL........            $            0.00    $            0.00
          Class 2-A1........            $   12,119,432.16    $          795.03
          Class 2-A2........            $   13,163,000.00    $        1,000.00
          Class 2-A3........            $   12,831,000.00    $        1,000.00
          Class 2-A4........            $    1,856,714.00    $        1,000.00
          Class 2-A5........            $   23,414,441.26    $          944.17
          Class 2-A6........            $    7,117,024.97    $          568.73
          Class 2-A7........            $    8,744,981.93    $          971.66
          Class 2-S.........            $   74,207,668.53    $          880.65
          Class 2-PO........            $      123,756.35    $          968.50
          Class 2-M.........            $      874,755.79    $          971.66
          Class 2-B1........            $      437,377.41    $          971.66
          Class 2-B2........            $      437,377.41    $          971.66
          Class 2-B3........            $      262,426.26    $          971.66
          Class 2-B4........            $      174,951.15    $          971.66
          Class 2-B5........            $      218,690.96    $          971.66

     vi) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                       Pool 1           Pool 2
                                                       ------           ------
          Book Value..............................$     242,250.00  $      0.00
          Unpaid Principal Balance................$     242,250.00  $      0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:................               1             0

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     vii) Aggregate  number  and  aggregate  Principal  Balances  of  delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date:
                                                                  Principal
                                                       Loans       Balance
                                                       -----       -------
          Pool 1...................................
             *(1)  *30-59 days                           8     $    2,382,918.32
              (2)  60-89 days                            1     $      399,711.19
              (3)  90 days or more                       3     $      857,061.28
              (4)  in foreclosure                        2     $      809,177.68

          Pool 2...................................
             *(1)  30-59 days                            2     $     482,543.37
              (2)  60-89 days                            0     $           0.00
              (3)  90 days or more                       0     $           0.00
              (4)  in foreclosure                        0     $           0.00

     viii)The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

          Pool 1...................................      0     $           0.00
          Pool 2...................................      0     $           0.00

     ix)  The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1...................................      0     $           0.00
          Pool 2...................................      0     $           0.00

     x)   Certificate Interest Rate of:

          Class 1-A8 Certificates:                      6.937500%
          Class 1-A9 Certificates:                     10.312500%
          Class 1-S Certificates:                       0.317083%
          Class 2-S Certificates:                       0.489768%

                                                          Pool 1       Pool 2
                                                          ------       ------
     xi)  Senior Percentage .......................   94.65850000%  97.02900000%
     xii) Group I Senior Percentag ................   83.98385793%  86.22836500%
     xiii) Group II Senior Percentage .............   10.67464207%  10.80063500%
     xiv) Senior Prepayment Percentage ............  100.00000000% 100.00000000%
     xv)  Group I Senior Prepayment Percentage ....  100.00000000% 100.00000000%
     xvi) Group II Senior Prepayment Percentage ...    0.00000000%   0.00000000%
     xvii) Group I Scheduled Distribution Percentage   0.00000000%       N/A
     xviii) Group II Scheduled Distribution Percentage 0.00000000%       N/A
     xviv) Junior Percentage ......................    5.34150000%   2.97100000%
     xvx) Junior Prepayment Percentage ............    0.00000000%   0.00000000%

     xvxi)Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

          Class 1-A7A Certificates:           $     250,757.57    7.50000000%
          Class 1-A7B Certificates:           $     348,179.37    7.50000000%
          Class 1-A7C Certificates:           $      83,807.31    7.50000000%
          Class 1-A7D Certificates:           $      22,301.01    7.50000000%

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     xvxii) Amount of  distribution  of Class  1-A5  Certificates  allocable  to
          interest   accrued  on   Components   of  Class   1-A5   Certificates:

          Class 1-A5A Certificates:           $       5,712.50    7.50000000%
          Class 1-A5B Certificates:           $     141,457.58    7.50000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.